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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 JUNE 11, 1999


                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)



          MASSACHUSETTS                               0-14680                                06-1047163
  (State or other jurisdiction                   (Commission File                           (IRS Employer
       of incorporation)                              Number)                            Identification No.)


               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 252-7500
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ITEM 5.        OTHER EVENTS.

Genzyme Corporation has declared a tax-free dividend of approximately 0.17923 of a share of Genzyme Surgical Products Division Common Stock, which we refer to as GZSP Stock, for each share of Genzyme General Division Common Stock held as of the record date, June 14, 1999. We will distribute approximately 14,800,000 shares of GZSP Stock on June 28, 1999 and pay cash for fractional shares at a rate of $25 per share. In addition, we will reserve approximately 1,132,000 shares of GZSP Stock for future issuance upon conversion of our 5 1/4% convertible subordinated notes due 2005 and approximately 327 shares for future issuance in connection with distributions from existing stock accounts under our directors' deferred compensation plan. GZSP Stock will begin trading on The Nasdaq National Market(R) under the ticker symbol GZSP on June 28, 1999.

GZSP Stock is intended to reflect the value and tract the performance of our Genzyme Surgical Products Division. We are creating the Genzyme Surgical Products Division from our existing surgical products business, which was previously operated as a business unit of our Genzyme General Division. Upon formation, Genzyme Surgical Products will also be funded with $150 million in cash from Genzyme General.

ITEM 7.        EXHIBITS.

     Number         Description
     ------         -----------

     23.1           Consent of Independent Accountants. Filed herewith.

     99.1 Combined Financial Statements of Genzyme Surgical Products. Filed herewith.

     99.2 Unaudited, Combined Pro Forma Financial Statements of Genzyme General. Filed herewith.

     99.3 Risk Factors Related to Genzyme Surgical Products Division Common Stock. Filed herewith.

     99.4 Series Designation for the Genzyme Surgical Products Division Common Stock. Filed as Exhibit 2 to the Registrant's Registration Statement on Form 8-A filed with the Commission on June 11, 1999, and incorporated herein by reference.

     99.5 Management and Accounting Policies Governing the Relationship of Genzyme Divisions. Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 11, 1999                  GENZYME CORPORATION



                                        By: /s/ Michael S. Wyzga
                                            ----------------------------------
                                            Name:  Michael S. Wyzga
                                            Title: Senior Vice President,
                                                   Finance and Chief Financial
                                                   Officer


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                                  EXHIBIT INDEX


     Number         Description
     ------         -----------

     23.1           Consent of Independent Accountants. Filed herewith.

     99.1 Combined Financial Statements of Genzyme Surgical Products. Filed herewith.

     99.2 Unaudited, Combined Pro Forma Financial Statements of Genzyme General. Filed herewith.

     99.3 Risk Factors Related to Genzyme Surgical Products Division Common Stock. Filed herewith.

     99.4 Series Designation for the Genzyme Surgical Products Division Common Stock. Filed as Exhibit 2 to the Registrant's Registration Statement on Form 8-A filed with the Commission on June 11, 1999, and incorporated herein by reference.

     99.5 Management and Accounting Policies Governing the Relationship of Genzyme Divisions. Filed herewith.




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